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                                                                   Exhibit 10.18


                          MORAN ENTERPRISES CORPORATION

                             1998 STOCK OPTION PLAN


                                   ARTICLE 1.

                            ESTABLISHMENT AND PURPOSE

                  1.1 ESTABLISHMENT AND EFFECTIVE DATE. Moran Enterprises Corporation, a Delaware corporation (the "Corporation"), hereby establishes a stock option plan to be known as the "Moran Enterprises Corporation 1998 Stock Option Plan" (the "Plan"). The Plan shall become effective as of the date of consummation of the Corporation's acquisition of all of the outstanding capital stock of Moran Transportation Company, a Delaware corporation ("Moran"), Turecamo Maritime, Inc., a Delaware corporation, White Stack Maritime Corp., a Delaware corporation, Turecamo of Savannah, Inc., a Georgia corporation, and Turecamo Environmental Services, Inc., a Delaware corporation, subject to the approval of the Corporation's stockholders. In the event that such stockholder approval is not obtained, any awards made hereunder shall be cancelled and all rights of employees with respect to such awards shall thereupon cease. Upon approval by the Board of Directors of the Corporation (the "Board") or the Board's Compensation Committee (the "Committee"), awards may be made as provided herein.

                  1.2 PURPOSE. The purpose of the Plan is to encourage and enable all employees (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation (i) through the ownership of the Corporation's common stock, par value $.001 per share ("Common Stock"), or, (ii) in the case of certain employees ("Existing Option Holders") of the Company who are or were employees of Moran and who were awarded stock options under Moran's 1994 Stock Option Plan (the "Moran Plan"), through the ownership of units ("Units") consisting of the Corporation's Common Stock and the Corporation's Series A Preferred Stock, par value $.001 per share ("Preferred Stock"). Unless otherwise indicated, references in the Plan to "Option Stock" (a) in the case of clause
(i) above, shall include Common Stock and (b) in the case of (ii) above, shall include both Common Stock and Preferred Stock. Such ownership will provide such employees with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries.

                                   ARTICLE 2.

                                     AWARDS

                  2.1 FORM OF AWARDS. Awards under the Plan may be granted in either of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-


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qualified stock options ("Non-qualified Stock Options"). Unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options.

                  2.2 MAXIMUM SHARES AVAILABLE. The maximum aggregate number of shares of Common Stock available for award under the Plan is THREE THOUSAND THREE HUNDRED SIX (3,306) subject to adjustment pursuant to Article 8 hereof, the maximum aggregate number of Units available for award under the Plan is THREE THOUSAND TWO HUNDRED EIGHTY-NINE (3,289) subject to adjustment pursuant to
Article 8 hereof, and in connection with any such Units awarded under the Plan, the maximum aggregate number of shares of Preferred Stock available for award under the Plan is TWO HUNDRED FORTY-THREE THOUSAND FOUR HUNDRED SIXTY-THREE (243,463) subject to adjustment pursuant to Article 8 hereof. Shares of Option Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or cancelled without being exercised in whole or in part for any reason, then such shares or units shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine.


                                   ARTICLE 3.

                                 ADMINISTRATION

                  3.1 COMMITTEE. Awards shall be determined, and the Plan shall be administered, by the Committee as appointed from time to time by the Board, which Committee shall consist of not less than two (2) members of the Board who shall be ineligible to receive awards under the Plan.

                  3.2 POWERS OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock or the Units covered by each Option, the term of each Option, the number of shares of Option Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option and (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options.

                  3.3 DELEGATION. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.


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                  3.4 INTERPRETATIONS. The Committee shall have sole
discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees who have received awards under the Plan and all other interested persons.

                  3.5 LIABILITY; INDEMNIFICATION. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Corporation.


                                   ARTICLE 4.

                                   ELIGIBILITY

                  Options may be granted to all employees of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee). Options may be granted to a director of the Corporation who is not also a member of the Committee, provided that the director is also an employee. In determining the employees to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the nature of the services rendered by such employees, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

                  As used herein, the term "subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Corporation owns, directly or indirectly, 50% or more of the economic interests. Notwithstanding the foregoing, only employees of the Corporation and any present or future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424(f) of the Code) shall be eligible to receive Incentive Stock Options.


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                                   ARTICLE 5.

                                  STOCK OPTIONS

                  5.1 GRANT OF OPTIONS. Options may be granted under the Plan for the purchase of shares of Common Stock, or, in the case of Existing Option Holders, Units. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

                  5.2 DESIGNATION AS NON-QUALIFIED STOCK OPTION OR INCENTIVE STOCK OPTION. In connection with any grant of Options, the Committee shall designate in the relevant Option Agreement (as defined in Article 10 hereof) whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each.

                  5.3 OPTION PRICE. The purchase price per share under each Incentive Stock Option shall be the Market Price (as hereinafter defined) of the Common Stock on the date the Incentive Stock Option is granted. The purchase price per share of Common Stock or per Unit under each Non-qualified Stock Option shall be specified by the Committee. In no case, however, shall the purchase price per share of either an Incentive Stock Option or Non-qualified Stock Option be less than the par value of the Common Stock ($.001) or, in the case of Options to acquire a Unit, the aggregate par value of the shares of Common Stock and Preferred Stock underlying such Unit. In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the option price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

                  The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day; or (iv) if the Common Stock is not listed, quoted or reported on as set forth above, the Market Price shall be determined in such reasonable manner as the Committee may, in its sole discretion, determine. In no event


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shall the Market Price of a share of Common Stock subject to an Incentive Stock
Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

         The "Market Price" of the Preferred Stock on any day shall be equal to the sum of (i) the amount of $1.00 per share for each share of Preferred Stock, adjusted for any combinations, consolidations, stock splits or stock distributions or dividends with respect to such shares, plus (ii) an amount equal to all accrued but unpaid dividends on such share of Preferred Stock to such date.

         The "Market Price" of a Unit on any day shall be equal to the sum of the then applicable Market Prices of the shares of Common Stock and Preferred Stock comprising such Unit.

                  5.4 LIMITATION ON AMOUNT OF INCENTIVE STOCK OPTIONS. In the case of Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and any subsidiary) shall not exceed $100,000. To the extent that an Option which is intended to be an Incentive Stock Option exceeds the $100,000 limit set forth above, such Option shall be treated as a Non-qualified Stock Option.

                  5.5 DATE OF GRANT. The date of grant of an Option under the Plan shall be the date as of which the Committee approves the grant; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the date of grant shall in no event be earlier than the date as of which the optionee becomes an employee of the Corporation or one of its subsidiaries.

                  5.6 LIMITATION ON TIME OF GRANT. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by stockholders of the Corporation.

                  5.7 MAXIMUM OPTION GRANT. The maximum number of shares of Common Stock with respect to which Options may be granted under this Plan to an employee of the Corporation in any calendar year shall not exceed 1,000 shares (subject to adjustment for stock splits, reverse stock splits, stock dividends and stock combinations, and the like). The maximum number of Units with respect to which Options may be granted under this Plan to an employee of the Corporation in any calendar year shall not exceed 3,289 Units (subject to adjustment for stock splits, reverse stock splits, stock dividends and stock combinations, and the like).

                  5.8 EXERCISE AND PAYMENT. Options may be exercised in whole or in part. Common Stock or Units purchased upon the exercise of Options shall be paid for in full at the time of purchase. Such payment shall be made in cash or, in the discretion of the Committee, through delivery of shares of Common Stock or Units or a combination of cash and Common Stock or Units, in accordance with procedures to be established by the Committee. Any shares


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or Units so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for such shares.

                  5.9 TERM. The term of each Option granted hereunder shall be determined by the Committee; PROVIDED, HOWEVER, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten (10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

                  5.10 RIGHTS AS A STOCKHOLDER. A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to such recipient representing such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                  5.11 GENERAL RESTRICTIONS. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

                  The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe. Stock certificates representing shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act of 1933, as amended, shall, if required by the Board, bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE
                  HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES


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                  ACT OF 1933 OR AN OPINION OF COUNSEL ACCEPTABLE
                  TO THE COMPANY THAT REGISTRATION IS NOT
                  REQUIRED UNDER SAID ACT."


                                   ARTICLE 6.

                          NONTRANSFERABILITY OF OPTIONS

                           (a) Subject to Sections 6(b)-(d) hereof, no Option
may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Subject to Sections 6(b)-(d) hereof, any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. Subject to Sections 6(b)- (d) hereof, an Option may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to Section
7.3 hereof.

                           (b) Any pledge of a Non-qualified Stock Option to the
Lender (as defined below) pursuant to the Loan Documents (as defined below) and the grant of, or the exercise of, any rights or remedies to or of the Lender thereunder (including, without limitation, any sale or other disposition by the Lender of the Non-qualified Stock Option or the underlying shares upon default) shall not require the consent of the Company or be subject to any of the other requirements or any other applicable provisions hereof; and

                           (c) Anything contained herein to the contrary
notwithstanding, the Lender shall be permitted to exercise its various rights and remedies under the Loan Documents. Without limiting the generality of the foregoing, upon the occurrence and any time during the continuance of an event of default under any of the Loan Documents, the Lender and/or any nominee(s) of the Lender may, at Lender's election, exercise all rights of all Optionees of the Company who have pledged their Non-qualified Stock Options to the Lender; and

                           (d) This Article 6 shall not be amended or otherwise
modified, directly or indirectly, without the prior written consent of the Lender (anything contained in Article 9 to the contrary notwithstanding).

                           For purposes hereof, "Lender" shall mean each agent,
lender, credit provider and other secured party under any of the Loan Documents and shall also include any transferee of any of the shares of capital stock of the Company from the Lender upon (or resulting



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from) any exercise by the Lender of any rights or remedies. "Loan Documents"
shall mean each of the following (i) the "Loan Documents" as that term in defined in the Credit Agreement of even or substantially even date herewith between the Company, the Lenders (as defined therein), and Fleet Bank, N.A., as Initial Issuing Bank and Administrative Agent thereunder, as same may be amended, supplemented or otherwise modified from time to time and (ii) any loan or credit agreements, note(s), pledge agreements, security agreements, guaranties, mortgages or other agreements or instruments evidencing, governing, securing, guaranteeing or otherwise relating to any liabilities, indebtedness or other credit in substitution, replacement or refinancing of any liabilities, indebtedness or other credit under or evidenced by (a) any of the Loan Documents or (b) any documents referred to in this clause (ii).


                                   ARTICLE 7.

                      EFFECT OF TERMINATION OF EMPLOYMENT,
                 DISABILITY, RETIREMENT, DEATH OR SPECIAL EVENT

                  7.1 GENERAL RULE. Except as expressly determined by the Committee in its sole discretion, no Option shall be exercisable after 30 days following the recipient's termination of employment with the Corporation or a subsidiary, unless such termination of employment occurs by reason of (i) Disability or Retirement (as defined in Section 7.2), (ii) death or (iii) a Special Event (as defined in Section 7.4), provided that, in the case of a Special Event, the Committee shall have modified such Option to remain exercisable as provided in Section 7.4.

                  Options shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary. The Committee may, in its sole discretion, cause any Option to be immediately forfeited upon an employee's termination of employment if the employee was terminated for one (or more) of the following reasons: (i) the employee's conviction, or plea of guilty or NOLO CONTENDERE to the commission of a felony, (ii) the employee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary,
(iii) an act of dishonesty by the employee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary, (iv) any breach of the employee's fiduciary duties to the Corporation as an employee or officer, or (v) any serious violation of a Corporation policy. It shall be within the sole discretion of the Committee to determine whether the employee's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

                  7.2 DISABILITY OR RETIREMENT. Except as expressly provided otherwise in the relevant Option Agreement, in the event of the Disability or Retirement of a recipient of Options, the Options which are held by such recipient on the date of such Disability or Retirement shall be exercisable, to the extent exercisable on the date of such Disability or Retirement, at any time until one (1) year after the date of Disability or Retirement; PROVIDED, HOWEVER, that any Incentive



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Stock Option of such recipient shall no longer be treated as an Incentive Stock
Option unless exercised within three (3) months of the date of such Disability or Retirement (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code).

                  "Disability" shall mean any termination of employment with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion. "Retirement" shall mean a termination of employment with the Corporation or a subsidiary either (i) on a voluntary basis by a recipient who is at least 60 years of age and has at least 10 years of service with the Corporation or a subsidiary or (ii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

                  7.3 DEATH. Except as expressly provided otherwise in the relevant Option Agreement, in the event of the death of a recipient of Options, the Options which are held by such employee at the date of death shall be exercisable, to the extent exercisable on the date of death, by the beneficiary designated by the employee for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee, by the employee's personal representatives, heirs or legatees at any time within one (1) year from the date of death (subject to the limitation in Section 5.7 hereof), at which time such Options shall terminate.

                  7.4 SPECIAL EVENT. In the case of a Special Event, the Committee in its sole discretion may elect to modify all or any lesser number of any Options held by an employee terminated as a result of a Special Event which are or are not exercisable on the date of termination, to provide that any of such Options may continue to be exercisable for the term and in the manner specified therein or for such other term and subject to such other provisions and conditions (including, without limitation, acceleration of the time or times at which any such Options may be exercised) as the Committee shall specify. The Committee shall have the sole discretion to determine the employees to whom and in the manner in which any such modification shall be made. If the Committee does not elect to modify an Option, then only Options currently exercisable at the date of termination shall be exercisable as provided in the first sentence of Section 7.1 hereof.

                  A "Special Event" shall mean (i) the sale of a controlling interest in the Corporation; (ii) the sale or other disposition of a subsidiary or division of the Corporation; (iii) the closing or discontinuation of a specific operation of the Corporation or any subsidiary; (iv) the elimination of job categories; or (v) a limited program of terminations in connection with a personnel reorganization or restructuring of the Corporation or any subsidiary of the Corporation scheduled to be completed on a date certain; PROVIDED, HOWEVER, that only those employees who meet the terms and conditions as established by the Committee in its discretion shall be eligible to receive accelerated vesting of Options.


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                  7.5 LEAVE OF ABSENCE. In the case of an employee on an
approved leave of absence, the Options of such employee shall not be affected unless such leave is longer than 13 weeks. The date of exercisability of any Options of an employee which are unexercisable at the beginning of an approved leave of absence lasting longer than 13 weeks shall be postponed for a period equal to the length of such leave of absence. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive in writing any such postponement of the date of exercisability of any Options due to a leave of absence.


                                   ARTICLE 8.

                    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

                  Notwithstanding any other provision of the Plan, the Committee may: (i) at any time, make or provide for such adjustments to the Plan or to the number and class of shares available thereunder or (ii) at the time of grant of any Options, provide for such adjustments to such Options as the Committee shall deem appropriate to prevent dilution or enlargement of rights, including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like.


                                   ARTICLE 9.

                            AMENDMENT AND TERMINATION

                  The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 8 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

                  Except with respect to Options then outstanding, the Plan shall expire on the date (the "Expiration Date") which is the first to occur of
(i) the tenth anniversary of the date on which the Plan is approved by the stockholders of the Corporation and (ii) the date as of which the Board, in its sole discretion, determines that the Plan shall terminate. Any Options outstanding



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as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.


                                   ARTICLE 10.

                                WRITTEN AGREEMENT

                  Each award of Options shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require (an "Option Agreement"). In the event of any conflict between an Option Agreement and the Plan, the terms of the Plan shall govern.


                                   ARTICLE 11.

                            MISCELLANEOUS PROVISIONS

                  11.1 TAX WITHHOLDING. The Corporation shall have the right to require employees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan amounts sufficient to satisfy all withholding tax requirements. The Committee may, in its sole discretion, permit an employee to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the employee or (ii) having the Corporation withhold from shares otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

                  11.2 SUCCESSORS. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction and subject to Article 9 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

                  11.3 GENERAL CREDITOR STATUS. Employees shall have no right, title, or interest whatsoever in or to any assets of the Corporation. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any employee or beneficiary or legal representative of such employee.


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

                  11.4 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or in any Option Agreement, nor the grant of any Option award, shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment at any time.

                  11.5 NOTICES. Notices required or permitted to be made under the Plan shall be sufficiently made if personally delivered to the employee or sent by regular mail addressed (a) to the employee at the employee's address as set forth in the books and records of the Corporation or its subsidiaries, or
(b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Compensation Committee."

                  11.6 SEVERABILITY. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                  11.7 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.


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